UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-00249

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds I

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Mid Cap Value Fund

July 31, 2013

	Number of
	Shares	Value
Common Stock – 95.43%
Basic Industry – 9.34%
Albemarle	1,600	$99,216
Celanese Class A	2,300	110,538
Cytec Industries	1,600	124,640
FMC	900	59,544
†Grace (W.R.)	1,300	99,866
†Owens-Illinois	2,400	71,400
		565,204
Business Services – 1.41%
Brink's	1,200	32,076
ManpowerGroup	800	53,496
		85,572
Capital Spending – 7.77%
Cummins	600	72,714
Eaton	1,100	75,845
ITT	1,600	49,984
KBR	2,500	78,200
Regal-Beloit	1,400	90,552
†United Rentals	1,800	103,176
		470,471
Consumer Cyclical – 4.77%
BorgWarner	900	85,887
Horton (D.R.)	2,600	52,260
Johnson Controls	1,800	72,378
Newell Rubbermaid	2,900	78,358
		288,883
Consumer Services – 9.31%
American Eagle Outfitters	2,300	45,172
†Big Lots	1,600	57,808
Hasbro	1,300	59,800
Macy's	1,600	77,344
Meredith	1,100	52,272
Nordstrom	800	48,992
PetSmart	400	29,288
Staples	3,100	52,762
Starwood Hotels & Resorts Worldwide	500	33,075
Tiffany	600	47,706
VF	300	59,100
		563,319
Consumer Staples – 4.02%
Beam	800	51,992
Dr Pepper Snapple Group	1,500	70,110
Reynolds American	1,500	74,145
Tyson Foods Class A	1,700	46,954
		243,201
Energy – 10.26%
Ensco Class A	2,100	120,414
Helmerich & Payne	1,400	88,480
†Newfield Exploration	3,000	73,800
†Rowan	1,500	51,525
†Superior Energy Services	2,400	61,488
Tesoro	1,700	96,645
†Whiting Petroleum	2,500	128,675
		621,027
Financial Services – 19.87%
American Financial Group	2,600	134,394
Associated Banc-Corp	1,500	25,410
Bank of Hawaii	1,100	61,204
Berkley (W.R.)	1,900	80,503
Comerica	2,900	123,366
East West Bancorp	4,400	135,652
First Horizon National	6,195	76,384
Hancock Holding	1,400	45,864
HCC Insurance Holdings	2,200	97,966
Raymond James Financial	2,100	92,547
Reinsurance Group of America	1,500	102,135
Torchmark	1,700	120,836
Validus Holdings	1,679	59,487
Zions Bancorporation	1,600	47,424
		1,203,172

Healthcare – 7.13%
†Actavis	500	67,135
Becton, Dickinson	700	72,604
Cigna	400	31,132
McKesson	700	85,862
Omnicare	700	36,953
Service Corp International	4,700	89,159
Universal Health Services Class B	700	48,965
		431,810
Real Estate – 4.19%
Boston Properties	400	42,780
Brandywine Realty Trust	3,400	47,396
CBL & Associates Properties	1,600	36,432
Highwoods Properties	2,200	79,816
Kimco Realty	2,100	47,355
		253,779
Technology – 11.33%
†Adobe Systems	1,600	75,648
Agilent Technologies	1,700	76,041
†Avnet	2,400	90,408
Compuware	7,000	79,380
†Fiserv	1,100	105,864
Symantec	2,000	53,360
†Synopsys	2,500	92,600
†Teradyne	2,400	39,576
Thermo Fisher Scientific	800	72,888
		685,765
Transportation – 2.06%
Canadian National Railway	600	59,916
CSX	2,600	64,506
		124,422
Utilities – 3.97%
Edison International	1,300	64,805
PPL	1,600	50,832
Public Service Enterprise Group	1,500	50,685
Wisconsin Energy	1,700	73,916
		240,238
Total Common Stock (cost $3,834,539)		5,776,863

	Principal
	Amount
Short-Term Investments – 4.58%
≠Discount Notes – 2.08%
Federal Home Loan Bank
0.045% 10/18/13	$40,737	40,735
0.045% 10/23/13	69,904	69,901
0.055% 8/12/13	10,457	10,457
0.08% 8/30/13	5,133	5,133
		126,226
Repurchase Agreements – 1.77%
Bank of America 0.03%, dated 7/31/13, to be
repurchased on 8/1/13, repurchase price $43,907
(collateralized by U.S. government obligations 0.75%-2.375%
2/28/15-10/31/17; market value $44,785)	43,907	43,907

BNP Paribas 0.05%, dated 7/31/13, to be
repurchased on 8/1/13, repurchase price $63,093
(collateralized by U.S. government obligations 0.25%-4.25%
6/30/14-5/15/23; market value $64,448)	63,093	63,093
		107,000
≠U.S. Treasury Obligations – 0.73%
U.S. Treasury Bills
0.028% 10/24/13	35,854	35,852
0.052% 9/26/13	8,250	8,249
		44,101
Total Short-Term Investments (cost $277,319)		277,327
Total Value of Securities – 100.01%
(cost $4,111,858)		6,054,190
Liabilities Net of Receivables and Other Assets – (0.01%)		(320)
Net Assets Applicable to 543,115 Shares Outstanding – 100.00%		$6,053,870

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds I – Delaware Mid Cap Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken for all open federal income tax years (Oct. 31, 2009 – Oct. 31, 2012), and has concluded that no provision for federal income tax is required in the Fund's financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception date of the Fund.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other-party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements, as of the date of this report, were entered into on July 31, 2013.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays distributions from net investment income and net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary for tax purposes.

2. Investments
At July 31, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At July 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$4,131,116
Aggregate unrealized appreciation	$1,962,125
Aggregate unrealized depreciation	(39,051)
Net unrealized appreciation	$1,923,074

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2013:

	Level 1	Level 2	Total
Common Stock	$5,776,863	$-	$5,776,863
Short-Term Investments	-	277,327	277,327
Total	$5,776,863	$277,327	$6,054,190

During the period ended July 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. The Fund had no securities out on loan as of July 31, 2013.

5. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of July 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to July 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: